EXHIBIT 99.1
News Release

Contact:	Catharine S. Bower, Communications Manager
(610) 369-6618 or csbower@natpennbank.com

National Penn Bancshares, Inc.
Reports First Quarter Net Income

BOYERTOWN, Pa., April 18, 2006 -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank, reported first quarter 2006 net income totaling $15.0 million, or $0.33 per diluted share. Net income increased 9.7% compared to $13.7 million earned in the first quarter of 2005, and diluted earnings per share increased 6.5% compared to diluted earnings per share of $0.31 in first quarter 2005.

National Penn’s first quarter earnings produced annualized returns on average assets and average shareholders’ equity of 1.24% and 13.00%, respectively.

The following significant events have occurred since December 31, 2005:

•
On January 26, 2006, National Penn completed its acquisition of Nittany Financial Corp. and its subsidiary, Nittany Bank, headquartered in State College, PA, adding a successful financial services company in a rapidly growing market to the National Penn family. Nittany Financial added $323.1 million in additional assets, including $279.4 million in additional loans, as well as $249.7 million in additional deposits.

•
On March 27, 2006, National Penn merged Nittany Bank into National Penn Bank, and began operating Nittany Bank as a division of National Penn Bank, retaining the Nittany management team, similar to National Penn Bank’s other acquisition-based operating divisions.

1

•
National Penn’s record earnings in first quarter 2006 reflect in part National Penn’s increase in asset size, largely attributable to the Nittany Financial acquisition, as compared to first quarter 2005.

•
First quarter 2006 earnings also reflect increased non-interest income. Wealth management income increased $1.0 million, while various service charges and fees increased $934,000, over comparable amounts in first quarter 2005.

•
In first quarter 2006, National Penn received approximately $398,000 in partial settlement of an insurance claim filed with respect to the loan fraud discovered by National Penn in January 2005. National Penn continues to pursue all available avenues, including insurance, to recover its losses from the loan fraud, and to cooperate with law enforcement authorities in their investigation.

•
During first quarter 2006, National Penn completed construction of a new financial services center in Souderton, Bucks County, PA. The multi-purpose facility, which will house a community office and provide space for two National Penn affiliates, is scheduled to open on April 24, 2006.

•
On January 1, 2006, National Penn adopted Statement of Financial Accounting Standard (SFAS 123(R)), Share-Based Payment, requiring the expensing of our stock compensation programs based on the fair value of the awards. The impact of the adoption of SFAS 123(R) is included in the financial results for the first quarter 2006 and all prior periods have been restated as a result of the adoption of the modified retrospective method.

•
On April 10, 2006, National Penn Capital Advisors, Inc., a subsidiary of National Penn Bank, announced the acquisition of RESOURCES for Retirement, Inc., a retirement plan investment advisory firm based in Newtown, PA. This acquisition will significantly expand our 401(k) business with larger companies. RESOURCES will retain its name and current management and operate as a division of National Penn Capital Advisors, Inc.

2

As of March 31, 2006, National Penn‘s total assets exceeded $5.0 billion for the first time ($5.11 billion) and total deposits were $3.62 billion. The allowance for loan and lease losses as of March 31, 2006 was $59.0 million, which represented 1.73% of total loans and leases outstanding of $3.4 billion.

Commenting on first quarter 2006, Wayne R. Weidner, National Penn Chairman and CEO, said “As we confront a difficult operating environment due to a very flat yield curve, we are pleased to report this continued growth in our profitability. Our overall balanced growth strategy remains solid.”

Glenn E. Moyer, National Penn President, said: “Competitive forces remain very strong. Fortunately, we enjoy strong demographic trends in our various market areas. This, coupled with our caring and focused employees, has allowed us to report further growth in our various financial services.”
__________
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc. is a $5.11 billion asset financial services company operating 78 offices in Pennsylvania through National Penn Bank as well as through its FirstService Bank, HomeTowne Heritage Bank, Nittany Bank, and The Peoples Bank of Oxford divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland. National Penn’s investment management units, with combined client assets of approximately $2.12 billion, consist of National Penn Investors Trust Company, which provides trust and investment management services; National Penn Investment Services, which markets brokerage services provided by PrimeVest Financial Services, Inc.; National Penn Capital Advisors, Inc., which provides investment advisory services; and Vantage Investment Advisors, L. L. C., which provides fee-based investment management services. National Penn Bancshares also provides mortgage banking activities through National Penn Mortgage Company; insurance services through National Penn Insurance Agency, Inc.; and equipment leasing services through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC.” Additional information about the National Penn family is available on the company’s Web site at http://www.nationalpennbancshares.com.
_________

3

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses this non-GAAP measure in its analysis of the company’s performance. This measure, annualized net income return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
_________

This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in National Penn’s reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. National Penn cautions you not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.

4

National Penn Bancshares, Inc.

Contact: Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)

Three Months Ended March 31,	2006	2005 (2)
STATEMENTS OF CONDITION
Total assets	$5,112,009	$4,557,138
Total deposits	3,616,965	2,969,549
Total loans and leases	3,402,709	2,928,637
Total shareholders' equity	518,240	428,794
Book value per share	11.11	9.93

EARNINGS
Total interest income	$69,356	$56,937
Total interest expense	30,874	19,951
Net interest income	$38,482	$36,986
Provision for loan and lease losses	680	750
Net interest income after provision
for loan and lease losses	$37,802	$36,236
Other income	15,182	13,959
Other expenses	33,242	31,564
Income before income taxes	$19,742	$18,631
Income taxes	4,712	4,927
Net income	$15,030	$13,704

Return on average assets	1.24%	1.23%
Return on average shareholders' equity	13.0%	12.8%
Return on average tangible equity (1)	25.4%	24.3%
Average shares - basic	44,969,256	43,136,566
Average shares - diluted	45,847,894	44,153,663

PER SHARE
Basic earnings	$0.33	$0.32
Diluted earnings	0.33	0.31
Dividends paid in cash	0.165	0.160

Financial information adjusted for a 5 for 4 stock split paid September 30, 2005.
(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	13.0%	12.8%
Effect of goodwill and intangibles	12.4%	11.5%
Return on average tangible equity	25.4%	24.3%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$468,943	$434,312
Average goodwill and intangibles	(229,228)	(205,838)
Average tangible equity	239,715	228,474

(2) Reflects the adoption of FAS 123(R) under the modified retrospective method.

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/06
Date 4/17/2006
	PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)		3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents		$111,755	$122,459	$107,431	$133,578	$112,847
Trading Account Securities		-	-	-	-	-
Securities Available for Sale		1,003,070	941,106	1,015,648	1,031,070	1,069,293
Held to Maturity Securities		170,763	150,608	113,573	117,465	116,663
Other Securities		-	-	-	-	-
Total Securities		1,173,833	1,091,714	1,129,221	1,148,535	1,185,956
Total Cash and Securities		1,285,588	1,214,173	1,236,652	1,282,113	1,298,803
Loans & Leases Held for Investment*		3,386,911	3,031,225	2,986,629	2,969,344	2,918,338
Loans & Leases Held for Sale*		15,798	18,583	25,028	14,701	10,299
Total Loans and Leases*		3,402,709	3,049,808	3,011,657	2,984,045	2,928,637
*Indicates data net of unearned fees, gross of reserve
Loan Loss Reserve		(59,007)	(56,064)	(56,255)	(56,035)	(57,585)
Goodwill		261,946	187,995	187,693	187,693	187,741
Other Intangibles		21,526	16,087	16,682	17,276	17,867
Total Intangible Assets		283,472	204,082	204,375	204,969	205,608
Mortgage Servicing Rights		-	-	-	-	-
Purchased Credit Card Relationships		-	-	-	-	-
Real Estate Owned & Held for Investment		-	-	16	16	-
Assets from Discontinued Operations		-	-	-	-	-
Other Assets (2)		199,247	191,390	180,563	181,093	181,675
Total Assets (2)		$5,112,009	$4,603,389	$4,577,008	$4,596,201	$4,557,138

BALANCE SHEET - LIABILITIES ($000S)
Deposits		$3,616,965	$3,309,046	$3,292,050	$3,059,627	$2,969,549
Borrowings		786,252	677,183	662,560	928,106	990,151
Trust Preferred Securities		-	-	-	-	-
Subordinated Debt		142,527	127,063	127,063	127,063	127,063
Liabilities from Discontinued Operations		-	-	-	-	-
Other Liabilities		$48,025	$42,429	48,035	40,269	41,581
Total Liabilities		$4,593,769	$4,155,721	$4,129,708	$4,155,065	$4,128,344

BALANCE SHEET - EQUITY ($000s)
Redeemable Preferred Stock		$-	$-	$-	$-	$-
Preferred Equity		$-	$-	$-	$-	$-
Shareholders Equity (2)		$518,240	$447,668	$447,300	$441,136	$428,794

MEMO ITEMS
Accumulated other comprehensive income		$1,552	$3,189	$9,548	$13,398	$10,403
Publicly Reported Book Value Per Share (1)(2)		$11.11	$10.32	$10.27	$10.18	$9.93
EOP Common Shares Outstanding (excluding Treasury shares)(1)		46,661,382	43,381,790	43,548,941	43,339,590	43,195,304
Treasury Shares Held By Company (1)		27,128	275,431	18,658	20,811	117,779
Did you announce a repurchase plan during this period?		NO	YES	NO	NO	NO
Number of Shares to be Repurchased in Plans (1)		3,562,500	3,562,500	1,562,500	1,562,500	1,562,500
Number of Shares Repurchased During Period (1)		50,714	317,174	38,474	33,313	42,491
Average Price of Repurchased Shares (1)		$20.59	$20.06	$20.28	$19.15	$19.38

(1) Adjusted for a 5 for 4 stock split paid September 30, 2005.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/06
	PAGE: 2 OF 5
		FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER
		ENDED	ENDED	ENDED	ENDED	ENDED
INCOME STATEMENT ($000s)		3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income		$69,356	$63,448	$62,308	$59,893	$56,937
Interest Expense		30,874	26,643	24,835	22,508	19,951
Net Interest Income		38,482	36,805	37,473	37,385	36,986
FTE adjustment		2,764	2,337	2,310	2,337	2,243
Net Interest Income (FTE)		41,246	39,142	39,783	39,722	39,229
Loan Loss Provision		680	750	750	950	750
Investment Securities Trans.		377	(235)	181	646	(37)
Nonrecurring Income		-	-	-	-	922
Nonrecurring Expense		(255)	(2,954)	150	600	601
Trading Account Income		-	-	-	-	-
Foreign Exchange Income		-	-	-	-	-
Wealth Management Income		3,222	2,349	2,188	2,341	2,198
Service Charges on Deposits		4,027	4,081	4,199	4,075	3,791
Mortgage Banking Income		1,020	1,356	1,720	1,284	1,006
Insurance Income		1,752	1,534	1,545	1,832	2,059
Other Noninterest Income		4,784	5,379	4,249	4,333	4,020
Total Noninterest Income(excludes securities gains/losses and non-recurring income)		14,805	14,699	13,901	13,865	13,074
Employee Comp. & Benefit Expense (2)		21,080	20,058	19,028	18,676	18,941
Occupancy & Equipment Expense		4,314	4,642	4,403	4,176	4,431
Foreclosed Property Expense		-	-	-	-	-
Amortization of Intangibles		643	594	594	592	594
(Excludes Servicing and Credit Card Intangibles)
Other Noninterest Expense		7,460	7,668	7,794	7,479	6,997
Total Noninterest Exp. (excludes non-recurring expenses) (2)		33,497	32,962	31,819	30,923	30,963
Minority Interest Expense		-	-	-	-	-
Net Income Before Taxes (2)		19,742	20,511	18,836	19,423	18,631
Tax Provision (2)		4,712	4,622	4,330	5,042	4,927
Net Income (2)		$15,030	$15,889	$14,506	$14,381	$13,704

EARNINGS PER SHARE:

Basic
Net income (1) (2)		$0.33	$0.36	$0.34	$0.33	$0.32
Diluted
Net income (1) (2)		$0.33	$0.36	$0.33	$0.33	$0.31
Average Shares Basic (1)		44,969,256	43,469,727	43,443,927	43,260,106	43,136,566
Average Shares Diluted (1)		45,847,894	44,121,595	44,197,495	43,969,783	44,153,663
Dividends on Preferred Stock ($000s)		$-	$-	$-	$-	$-

(1) Adjusted for a 5 for 4 stock split paid September 30, 2005.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

SUPPLEMENTAL DATA ($000s) (4)
Return on Avg. Assets (annualized)		1.24%	1.39%	1.26%	1.27%	1.23%
Return on Avg. Equity (annualized)		13.0%	14.3%	13.1%	13.3%	12.8%
Return on Avg. Tangible Equity (annualized) (3)		25.4%	26.6%	24.7%	25.3%	24.3%

(3) Average tangible equity excludes acquisition related average goodwill and intangibles: 2006= Net income of$15,030 x (365/90) divided by the net of average equity of $468,943 reduced by average goodwill and intangibles of $229,228.

(3) (4) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity		13.0%	14.3%	13.1%	13.3%	12.8%
Effect of goodwill and intangibles		12.4%	12.3%	11.6%	12.0%	11.5%
Return on average tangible equity		25.4%	26.6%	24.7%	25.3%	24.3%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity		$468,943	$441,143	$437,909	$432,955	$434,312
Average goodwill and intangibles		(229,228)	(204,154)	(204,665)	(205,267)	(205,838)
Average tangible equity		239,715	236,989	233,244	227,688	228,474

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/06

	PAGE: 3 of 5
		FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER
		ENDED	ENDED	ENDED	ENDED	ENDED
CHARGEOFFS ($000s)		3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs		$1,239	$1,329	$1,592	$3,181	$1,143
Recoveries on Loans		$606	$388	$1,062	$681	$388
Net Loan Chargeoffs		$633	$941	$530	$2,500	$755

		AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)		3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans		$9,381	$11,961	$10,562	$14,190	$12,237
Renegotiated Loans		-	-	-	-	-
Other Real Estate Owned		-	-	16	16	-
Total Nonperforming Assets		9,381	11,961	10,578	14,206	12,237
Loans 90+ Days Past Due & Still Accruing		106	183	342	191	973
NPAs plus Loans over 90		$9,487	$12,144	$10,920	$14,397	$13,210

		AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s) (1)		3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital		$371,466	$363,646	$356,625	$346,017	$336,034
Tier 1 Ratio (%)		9.85%	10.55%	10.45%	10.20%	10.07%
Total Capital (Tier 1 + Tier 2)		$421,954	$409,654	$402,365	$392,070	$377,931
Total Capital Ratio (%)		11.19%	11.88%	11.79%	11.55%	11.32%
Total Risk-Adjusted Assets		$3,771,877	$3,448,142	$3,412,029	$3,393,591	$3,338,335
Tier 1 Leverage Ratio		8.77%	8.42%	8.19%	8.01%	7.84%

		AS OF	AS OF	AS OF	AS OF	AS OF
SUPPLEMENTAL DATA ($000s)		3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

1-4 Family Mortgage Loans Serviced For Others		$52,132	$90,761	$94,574	$100,213	$106,142
Propriety Mutual Fund Balances		$-	$-	$-	$-	$-
(Net Asset Value in $000s)
Held to Maturity Securities (Fair Value)		$167,845	$147,628	$111,856	$116,215	$115,013
Common Stock Dividends (total $ in period)		$7,692	$7,189	$6,955	$6,926	$6,903
Dividends per Common Share		$0.165	$0.165	$0.160	$0.160	$0.160
EOP Employees (Full Time Equivalent)		1,217	1,141	1,139	1,153	1,135

(1) Adjusted for modified retrospective method adoption under FAS123 ( R ).

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/06

PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Breakdown: (REGULATORY)
Commercial/Industrial	$ 589,021	$ 565,826	$ 545,552	$ 550,147	$ 509,416
Commercial Real Estate	1,203,946	1,141,908	1,119,836	1,105,873	1,104,202
Residential Mortgage (including multi-family)	744,763	550,591	557,032	549,141	547,166
Real Estate Construction (and Land Development)	264,466	206,201	210,607	206,916	214,845
Home Equity (revolving and 2nd lien)	395,606	381,869	371,909	368,478	348,610
Consumer (Loans to Individuals)	61,451	60,586	59,603	56,962	57,999
Bank Card	-	-	-	-	-
Foreign	-	-	-	-	-
Other Loans	143,456	142,827	147,118	146,528	146,399
Total Loans (net of unearned)	3,402,709	3,049,808	3,011,657	2,984,045	2,928,637
Investment Securities (incl. trading assets)	1,173,833	1,091,714	1,129,221	1,148,535	1,185,956
Other Earning Asset	7,860	5,937	5,430	9,446	5,512
Total Earning Assets (net of loan loss reserve)	4,525,395	4,091,396	4,090,053	4,085,991	4,062,519
Total Assets	5,112,009	4,603,389	4,577,008	4,596,201	4,557,138
Deposit Breakdown:
Savings	275,766	193,024	202,292	218,540	224,053
NOW Accounts	742,034	741,269	750,903	672,981	716,899
Money Market Accounts	661,031	607,063	591,553	598,510	624,641
Certificates	917,979	776,794	900,698	621,132	623,754
CDs>$100m	501,166	480,975	333,886	417,302	269,163
Foreign CDs	-	-	-	-	-
Total Int. Bearing Deposits	3,097,976	2,799,125	2,779,332	2,528,465	2,458,510
Non-Interest Bearing Deposits	518,989	509,921	512,718	531,162	511,039
Total Deposits	3,616,965	3,309,046	3,292,050	3,059,627	2,969,549
Short-Term Borrowings	538,185	428,771	413,929	678,277	739,767
Long-Term Debt	390,594	375,475	375,694	376,892	377,447
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	4,545,744	4,113,292	4,081,673	4,114,796	4,086,763
Total Int. Bearing Liabilities	4,026,755	3,603,371	3,568,955	3,583,634	3,575,724
Total Stockholders Equity	$ 518,240	$ 447,668	$ 447,300	$ 441,136	$ 428,794

PERIOD END BALANCES:

Loan Breakdown: (internal)
Business Purpose Loans	$ 1,419,903	$ 1,391,317	$ 1,368,691	$ 1,379,919	$ 1,351,571
Residential Mortgage	470,369	282,882	290,210	287,538	287,917
Commercial Real Estate, Construction and Land Dev	1,122,726	1,011,084	1,003,834	984,510	975,983
Consumer (loans to Individual)	389,711	364,525	348,922	332,078	313,166
Total Loans (net of unearned)	$ 3,402,709	$ 3,049,808	$ 3,011,657	$ 2,984,045	$ 2,928,637

Financial Update for NATL PENN BCSHS (NPBC) FOR 3/31/06

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF
	3/31/2006		12/31/2005		9/30/2005		6/30/2005		3/31/2005
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield

Total Loans (net of unearned)	$ 3,254,237	7.04%	$ 3,028,408	6.81%	$ 3,000,486	6.65%	$ 2,965,191	6.47%	$ 2,905,920	6.25%
Investment Securities (incl. trading assets)	1,156,448	5.45%	1,072,424	5.08%	1,139,463	4.97%	1,170,563	4.92%	1,193,928	4.88%
Other Earning Assets	7,430	6.93%	9,350	3.78%	9,928	2.16%	7,838	1.94%	8,802	2.30%

Total Earning Assets	4,418,115	6.62%	4,110,182	6.35%	4,149,877	6.18%	4,143,592	6.02%	4,108,650	5.84%
Total Earning Assets (net of loan loss reserve)	4,359,620	6.71%	4,053,850	6.44%	4,093,289	6.26%	4,086,301	6.11%	4,050,799	5.92%
Total Assets	4,911,582	5.96%	4,529,657	5.76%	4,573,381	5.61%	4,554,114	5.48%	4,520,577	5.31%

Savings	258,579	1.25%	197,092	0.92%	209,600	0.93%	219,782	0.86%	226,130	0.80%
NOWAccounts	739,033	2.20%	744,684	2.14%	721,688	1.81%	708,143	1.55%	792,962	1.42%
Money Market Accounts	654,767	2.55%	612,719	2.13%	597,805	1.83%	613,339	1.58%	638,215	1.34%
Certificates	1,318,803	3.87%	1,217,068	3.67%	1,140,615	3.45%	964,360	3.22%	873,433	3.07%

Total Int. Bearing Deposits	2,971,182	2.93%	2,771,563	2.72%	2,669,708	2.45%	2,505,624	2.14%	2,530,740	1.92%

Non-Interest Bearing Deposits	504,172		505,316		514,908		521,630		504,583
Total Deposits	3,475,354	2.51%	3,276,879	2.30%	3,184,616	2.05%	3,027,254	1.77%	3,035,323	1.60%

Short-Term Borrowings	534,795	3.23%	389,624	2.49%	525,609	2.66%	680,342	2.54%	642,805	2.12%
Long-Term Borrowings	387,003	5.35%	375,541	5.49%	376,239	5.12%	377,244	5.15%	371,415	5.07%
Total Int. Bearing Liabilities(incl. non-int bearing deposits)	4,397,152	2.85%	4,042,044	2.62%	4,086,464	2.41%	4,084,840	2.21%	4,049,543	2.00%
Total Int. Bearing Liabilities	3,892,980	3.22%	3,536,728	2.99%	3,571,556	2.76%	3,563,210	2.53%	3,544,960	2.28%
Total Shareholder's Equity	$ 468,943		$ 441,143		$ 437,909		$ 432,955		$ 434,312

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.84%		3.83%		3.86%		3.90%		3.93%
Net Yield on Earning Assets: (Margin)		3.79%		3.78%		3.80%		3.85%		3.87%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	78		73		72		72		73
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	81		73		73		75		75

MD
Total Number of Banking Offices	1		1		1		1		1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)					0		0		0
Total Number of ATMs	1		1		1		1		1

TOTAL
Total Number of Banking Offices	79		74		73		73		74
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1		1		1		1		1
Total Number of ATMs	82		74		74		76		76

Have you restated any prior period's financial statements for a pooling of interest and/or a change in
accounting principles?	YES
Periods Restated on this report:	12/31/05 , 9/30/05, 6/30/05, 3/31/05
Reason:	Adoption of modified retrospective method under FAS123 ( R )